                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated January 25, 1996, relating to the financial statements of Kidd & Company, Inc. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          /s/ McGladrey & Pullen LLP
Goshen, Indiana
November 10, 1998